UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 23, 2023

Enliven Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39247	81-1523849
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 Lookout Road Boulder, CO	80301
(Address of principal executive offices)	(Zip Code)

(720) 647-8519

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ELVN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 23, 2023, Enliven Therapeutics, Inc. (the “Company”) entered into an Open Market Sale AgreementSM (the “Sales Agreement”) with Jefferies LLC as the Company’s sales agent (the “Agent”), pursuant to which the Company may offer and sell shares (the “Shares”) of its common stock, par value $0.001 per share (“Common Stock”) from time to time through the Agent, in such share amounts as the Company may specify by notice to the Agent, in accordance with the terms and conditions set forth in the Sales Agreement.

Sales, if any, of the Shares pursuant to the Sales Agreement may be made in negotiated transactions or transactions that are deemed to be an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on The Nasdaq Stock Market. Under the Sales Agreement, the Company will set the parameters for the sale of shares, including the number of shares to be issued, the time period during which sales are requested to be made, limitation on the number of shares that may be sold in any one trading day and any minimum price below which sales may not be made. The Company is not obligated to sell any Shares under the Sales Agreement. The Company may terminate the Sales Agreement upon written notice to the Agent for any reason or by the Agent upon written notice to us for any reason.

The Shares will be offered and sold pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-272909) (the “Registration Statement”), filed with the Securities and Exchange Commission (the “Commission”) on June 23, 2023. The Registration Statement has not yet been declared effective by the SEC and no sales may be made until such time as the Registration Statement is declared effective. The Company will file a final prospectus supplement with the Commission following the effectiveness of the Registration Statement in connection with the offer and sale of the Shares. Pursuant to the prospectus supplement, the Company may offer and sell Shares having an aggregate offering price of up to $200.0 million.

The Sales Agreement contains customary representations, warranties and agreements by us, and indemnification rights and obligations of the parties. The Sales Agreement provides that the Agent will be entitled to compensation for its services at a commission rate of up to 3.0% of the gross sales price per share of all shares sold through the Agent under the Sales Agreement. Under the terms of Sales Agreement, the Company agreed to indemnify the Agent against certain specified types of liabilities, including liabilities under the Securities Act, to contribute to payments the Agent may be required to make in respect of these liabilities, and to reimburse the Agent for certain expenses. In the ordinary course of business, the Agent or its respective affiliates from time to time have provided and may in the future provide various investment banking, commercial banking and financial advisory services to the company and/or its affiliates, for which it has received or may receive customary compensation.

The Company intends to use net proceeds from this offering, together with its existing cash, cash equivalents and marketable securities, to fund the research and development work associated with advancing ELVN-001, ELVN-002 and its other potential clinical and preclinical programs and for working capital and other general corporate purposes or such other purposes as may be set forth in a prospectus supplement. The Company does not have agreements or commitments for any specific acquisitions or strategic transactions at this time.

The above summary of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the Sales Agreement, a copy which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference. The legal opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation relating to the shares of Common Stock being offered pursuant to the Sales Agreement is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed, on April 1, 2021, the Company entered into a Controlled Equity OfferingSM Sales Agreement (the “Prior Sales Agreement”) with Cantor Fitzgerald & Co., as agent (“Cantor Fitzgerald”), pursuant to which the Company was permitted to issue and sell shares of its common stock, $0.001 par value per share, having an aggregate offering price of up to $75.0 million (the “Placement Shares”), from time to time through Cantor Fitzgerald.

In connection with the Company’s entry into the Sales Agreement, on June 23, 2023, the Company delivered written notice to Cantor Fitzgerald to terminate the Prior Sales Agreement pursuant to Section 12(b) thereof, effective as of June 23, 2023. Prior to termination, the Company had sold 231,291 Placement Shares under the Prior Sales Agreement, resulting in net proceeds of $1.4 million after deducting commissions and offering expenses.

A copy of the Prior Sales Agreement was filed as Exhibit 1.2 to the Company’s Registration Statement on Form S-3 (File No. 333-254978), filed with the SEC on April 1, 2021 (the “Form S-3”). The description of the Prior Sales Agreement contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the copy of the Prior Sales Agreement filed as Exhibit 1.2 to the Form S-3.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

1.1*	Open Market Sale AgreementSM, dated June 23, 2023, by and between Enliven Therapeutics, Inc. and Jefferies LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(a)(6)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enliven Therapeutics, Inc.

Date: June 23, 2023	By:	/s/ Samuel Kintz
	Name:	Samuel Kintz
	Title:	President and Chief Executive Officer